FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 18, 2003


                               FirstBank NW Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)


       Washington                      0-22435                  84-1389562
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State or other jurisdiction           Commission            (I.R.S. Employer
     of incorporation                 File Number          Identification No.)


    920 Main Street, Lewiston, Idaho                              83501
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number (including area code)  (208) 746-9610


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)   Exhibit 99.1  FirstBank NW Corp. press release dated
                             July 18, 2003.

Item 9.  Regulation FD Disclosure
---------------------------------

         On July 18, 2003, FirstBank NW Corp. issued its earnings for the first quarter and year ended March 31, 2003. A copy of the earnings release is attached hereto as Exhibit 99.1 which is incorporated herein by reference.

         The information being furnished under this "Item 9, Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."


                                      * * *


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       FIRSTBANK NW CORP.


Date: July 18, 2003                    By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer


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


                                  Exhibit 99.1

            Press Release for FirstBank NW Corp. dated July 18, 2003.



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